Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trans World Entertainment Corporation, (the “Corporation”) on Form 10-K for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert J. Higgins, Chairman and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 15, 2004	/s/ Robert J. Higgins
Robert J. Higgins
Chairman and Chief Executive Officer

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trans World Entertainment Corporation, (the “Corporation”) on Form 10-K for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Sullivan, Executive Vice President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 15, 2004	/s/ John J. Sullivan
John J. Sullivan
Executive Vice President,
Chief Financial Officer and Secretary